                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                           FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                Date of report: November 19, 1997



                      US Airways Group, Inc.
                 (Commission file number: 1-8444)

                              and

                         US Airways, Inc.
                 (Commission file number: 1-8442)

   (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of Incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                      US Airways Group, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 872-5306
                 (Registrant's telephone number)



                         US Airways, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 872-7000
                 (Registrant's telephone number)

Item 5. Other Events

     On November 19, 1997, US Airways Group, Inc. announced that it will purchase Shuttle, Inc., currently operating as the US Airways Shuttle, based upon a valuation of $285 million.

     See Exhibit 99 to this report for additional information.


Item 7. Financial Statements and Exhibits

(c)  Exhibits


Designation                      Description
-----------                      -----------
    99 News release dated November 19, 1997 of US Airways, Group, Inc. related to its announcement that it will purchase Shuttle, Inc., currently operating as the US Airways Shuttle, based upon a valuation of $285 million.



                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                             US Airways Group, Inc. (Registrant)

Date: November 19, 1997      By: /s/ James A. Hultquist
                             ---------------------------------
                             James A. Hultquist
                             Controller (Chief Accounting Officer)


                             US Airways, Inc. (Registrant)

Date: November 19, 1997      By: /s/ James A. Hultquist
                             ---------------------------------
                             James A. Hultquist
                             Controller (Chief Accounting Officer)





              (this space intentionally left blank)

Exhibit 99


                 US AIRWAYS WILL PURCHASE SHUTTLE

     ARLINGTON, Va., Nov. 19, 1997 -- US Airways said today that it will purchase the Washington-New York-Boston Shuttle, currently operated as the US Airways Shuttle, based upon a valuation of $285 million.

     "The Shuttle will be a key part of US Airways' extended pattern of operations as we build toward the future. Shuttle passengers want and deserve service of the highest quality and we intend to meet those expectations as we continue the long tradition of Shuttle operations in the Northeast Corridor," said US Airways
Chairman and CEO Stephen M. Wolf.

     Wolf also announced that Rita Cuddihy, currently US Airways' vice president-marketing and distribution planning, has been selected as president of the Shuttle operation.

     "Rita's proven leadership skills and airline experience will serve US Airways well in this vital position. We are fortunate to have these strengths within our own ranks," Wolf said.

     With the Shuttle, its mainline and US Airways Express operations in the three Shuttle cities, and with its service at Philadelphia, US Airways has a major presence throughout the populous Northeast Corridor.

     The US Airways Shuttle flies 15 round-trips daily between
Washington National Airport and New York's LaGuardia Airport and 17 round-trips daily between LaGuardia and Boston. It currently uses
12 Boeing 727 aircraft and employs 550 people.

     US Airways established a relationship with Shuttle Inc. -- owned by a consortium of banks -- in 1992 under which the Shuttle flew under the US Airways name. US Airways also became an investor in the Shuttle and has a minority ownership stake. Under these long-standing arrangements, US Airways has a right to purchase the Shuttle, which it exercised today. The purchase is subject to government approval.


                               -30-



NUMBER:  3334